Summary Prospectus
December 31, 2010

Baron Emerging Markets Fund

Retail Shares and Institutional Shares

Baron Select Funds

BARON FUNDS®

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's prospectus and statement of additional information, dated 12/31/10, are incorporated by reference into this summary prospectus.

Baron Emerging Markets Fund

Investment Goal

The investment goal of Baron Emerging Markets Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers		Total Annual Fund Operating Expenses after Expense Waivers[1]
BARON EMERGING MARKETS FUND
Retail Shares†	1.00%	0.25%	1.75%	3.00%	(1.50%	)	1.50%
Institutional Shares†	1.00%	0.00%	1.75%	2.75%	(1.50%	)	1.25%

†	Because Baron Emerging Markets Fund is a new Fund, “Other Expenses” are based on estimated amounts for the current fiscal year and takes into account the net annual operating expense limitation agreed to by BAMCO, Inc. (“BAMCO” or the “Adviser”).

[1]

The Adviser has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) to 1.50% of average daily net assets of Retail Shares and 1.25% of average daily net assets of Institutional Shares. The Adviser may not reduce the expense waiver before December 31, 2012 without approval of the Fund’s Board. Certain expenses of the Fund, such as interest and dividend expenses, are not subject to the operating expense limitation.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at 1.50% for the first two years and 3.00% for the third year for Retail Shares and 1.25% for the first two years and 2.75% for the third year for Institutional Shares. Although

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Baron Emerging Markets Fund

your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3
BARON EMERGING MARKETS FUND*
Retail Shares	$153	$635
Institutional Shares	$127	$559

*	Based on estimated expenses

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the initial fiscal year, the Fund anticipates that its portfolio turnover rate will not exceed 50% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets in equity securities in the form of common stock of growth companies domiciled, headquartered or whose primary business activities or principal trading markets are developing countries. A developing country is a country included in the MSCI Emerging Markets (EM) Index. The Fund may invest up to 20% of its net assets in U.S. and other developed countries and in Frontier Countries as defined by the MSCI Frontier Markets (FM) Index. The Funds investments will be in at least three different countries. The Fund may purchase securities of companies of any market capitalization. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long-term growth prospects and have significant barriers to competition and have the potential to increase in value 100% within four to five subsequent years. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals.

The Fund’s investments in developing countries generally are traded in currencies other than U.S. dollars, so the Adviser buys and sells foreign currencies to facilitate transactions in portfolio securities. The Adviser usually does not hedge against possible fluctuations in exchange rates, but exposure to a particular currency that the Adviser believes is overvalued may be hedged if the Fund has a substantial position in securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or using an agreement to purchase or sell a specified currency

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Baron Emerging Markets Fund

at a specified future date or within a specified time period, at a price set at the time of the contract.

The investment policy of the Fund relating to the types of securities in which 80% of the Fund’s assets must be invested may be changed by the Board without shareholder approval upon at least 60 days’ notice.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Small- and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and medium-sized companies, but there also may be more risk. Securities of small- and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Developing Countries.  The Fund’s investments in developing countries, which, according to the MSCI Emerging Markets (EM) Index, currently include, Brazil, Chile, Columbia, Mexico, Peru, Czech Republic, Egypt, Hungary, Morocco, Poland, Russia, South Africa, Turkey, China, India, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand, are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

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Baron Emerging Markets Fund

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Currency Risk.  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant, unpredictable and longlasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, because exchange rate movements are volatile, the Fund’s attempts at hedging could be unsuccessful, and it may not be possible to effectively hedge the currency risks of many developing countries.

Risks of Emphasizing a Region, Sector or Industry.  If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

Performance

As Baron Emerging Markets Fund is a newly formed fund, it has no prior performance.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Michael Kass has been the portfolio manager of the Fund since its inception on December 31, 2010. Mr. Kass has worked at the Adviser as an analyst since November of 2007.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments

Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

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Baron Emerging Markets Fund

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a six-month period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains designated as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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